UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 14, 2011 (April 13, 2011)

NGAS Resources, Inc.
(Exact name of registrant as specified in its charter)

Province of British Columbia (State or other jurisdiction of incorporation)	0-12185 (Commission File Number)	Not Applicable (IRS Employer File Number)

120 Prosperous Place, Suite 201, Lexington, Kentucky (Address of principal executive offices)	40509-1844 (Zip Code)
Registrant’s telephone number, including area code: (859) 263-3948

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     As previously announced, NGAS Resources, Inc. (“NGAS” or the “Company”) entered into an Arrangement Agreement, dated as of December 23, 2010 (“Arrangement Agreement”), with Magnum Hunter Resources Corporation (“Magnum Hunter”) for the acquisition of the Company by Magnum Hunter in an all-stock transaction structured as a statutory plan of arrangement (the “Arrangement”) under British Columbia law, where NGAS is organized. On April 13, 2011, after obtaining approval of the Company’s shareholders and the approval of the Supreme Court of British Columbia, the Arrangement was consummated, and NGAS became a wholly owned subsidiary of Magnum Hunter.

Item 1.02	Termination of a Material Definitive Agreement
     In connection with the consummation of the Arrangement, on April 13, 2011, Magnum Hunter satisfied all of the Company’s outstanding indebtedness under (i) the Company’s Amended and Restated Credit Agreement with KeyBank National Association, as administrative agent for the lenders party thereto and (ii) the Company’s outstanding amortizing convertible notes due May 1, 2012. As previously announced in the Company’s Current Report on Form 8-K filed with the SEC on March 16, 2011, upon the closing of the Arrangement, the Company also cancelled approximately $6.8 million in promissory note installments payable by Seminole Energy Services, LLC from its purchase of the Company’s Appalachian gathering system in the third quarter of 2009.

Item 2.01	Completion of Acquisition or Disposition of Assets
     The disclosure under Items 3.03 and 5.01 of this Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As a result of the closing of the Arrangement, the Company no longer fulfills the numerical listing requirements of the Nasdaq Capital Market (“Nasdaq”). Accordingly, on April 13, 2011, at the Company’s request, the Nasdaq Stock Market LLC filed with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby effecting the delisting of the shares of the Company’s common stock from Nasdaq (the “Shares”). The Company will also file with the SEC a certification and notice of termination of registration on Form 15, requesting that the Shares be deregistered under Section 12 of the Exchange Act and that the reporting obligations of the Company under Section 13 of the Exchange Act be suspended.
     The disclosure under Items 3.03 and 5.01 of this Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders
     Pursuant to the terms of the Arrangement Agreement, at the effective time of the Arrangement, all of the outstanding Shares were automatically converted into the right to receive 0.0846 (the “Exchange Ratio”) shares of Magnum Hunter’s common stock (the “Transaction Consideration”). Company shareholders immediately prior to the Arrangement ceased to have any rights as shareholders of the Company (other than the right to receive the Transaction Consideration for each of their Shares).
     The foregoing summary description of the material modifications to the rights pertaining to the Shares under the Arrangement Agreement does not purport to be complete and is entirely qualified by reference to the terms of the Arrangement Agreement, a copy of which was included as Exhibit 2.1 to the

Company’s Current Report on Form 8-K filed with the SEC on December 27, 2010, which is incorporated by reference herein.

Item 5.01	Change in Control of Registrant.
     On April 13, 2011, pursuant to the terms of the Arrangement Agreement, the Arrangement was consummated in accordance with British Columbia law and NGAS became a wholly owned subsidiary of Magnum Hunter.
     At the effective time of the Arrangement, all of the outstanding Shares were automatically converted into the right to receive the Transaction Consideration. Company shareholders immediately prior to the Arrangement ceased to have any rights as shareholders of the Company (other than the right to receive the Transaction Consideration for each of their Shares).
     The foregoing summary description of the change of control of the Company under the Arrangement Agreement does not purport to be complete and is entirely qualified by reference to the terms of the Arrangement Agreement, a copy of which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2010, and which is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(a) Pursuant to the Arrangement Agreement, all of the Company’s incumbent directors resigned upon the effective time of the Arrangement on April 13, 2011 and Gary C. Evans and Ronald D. Ormand, Magnum Hunter’s designees, were appointed to fill such vacancies. None of the resigning directors of the Company states that such director’s resignation related to any disagreement with the Company’s operation, policies or practices.
(b) Pursuant to the Arrangement Agreement, all of the incumbent executive officers of the Company resigned immediately prior to the effective time of the Arrangement on April 13, 2011 and Magnum Hunter’s designees (Gary C. Evans, Chief Executive Officer, Ronald D. Ormand, Chief Financial Officer, Paul M. Johnston, Secretary, Richard S. Farrell, Vice President, and James Denny, President) were appointed to fill such vacancies.
(e) Upon the consummation of the Arrangement and pursuant to terms of the Company’s Change of Control Agreement and Long Term Incentive Agreement, as amended, with each of its executive officers, Magnum Hunter issued shares of its common stock to William S. Daugherty, William G. Barr III, D. Michael Wallen and Michael P. Windisch in satisfaction of the severance benefits payable to such executive officers in the respective amounts of $1,282,736, $1,015,385, $1,041,750 and $803,700 (before taking into account withholding under applicable tax laws).

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

2.1
Arrangement Agreement, dated as of December 23, 2010, by and between the Company and Magnum Hunter Resources Corporation (incorporated herein by reference to the Company’s Current Report on Form 8-K with the SEC on December 27, 2010).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGAS Resources, Inc.
By:	/s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer

Dated: April 14, 2011

EXHIBIT INDEX

Exhibit No.
2.1
Arrangement Agreement, dated as of December 23, 2010, by and between the Company and Magnum Hunter Resources Corporation (incorporated herein by reference to the Company’s Current Report on Form 8-K with the SEC on December 27, 2010).